EXHIBIT 23

                             ARTHUR ANDERSEN LLP



                  Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 2-88295, 033-53469 and 333-31989 and Form S-2 File No. 33-10532.




                                                 /s/  Arthur Andersen LLP
                                                 ------------------------
                                                      ARTHUR ANDERSEN LLP



Detroit, Michigan
April 8, 1998